                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):

                                November 1, 2002

                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                    333-67112
                            (Commission File Number)

                                   51-0337491
                      (I.R.S. Employer Identification No.)

                Navistar Financial Retail Receivables Corporation
                                2850 W. Golf Road
                            Rolling Meadows, IL 60008
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (847) 734-4000

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4

Item 5.  Other Events

         On November 1, 2002, the registrant made available to prospective investors a series term sheet setting forth a description of the initial collateral pool and the proposed structure of $850,000,000 aggregate principal amount of Series 2002-B Asset Backed Notes, Class A-1, Class A-2, Class A-3a Floating Rate, Class A-3b Fixed Rate, Class A-4 and Class B, of Navistar Financial 2002-B Owner Trust. The series term sheet is attached hereto as
Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.   Description

Exhibit 99 Series Term Sheet dated November 1, 2002 with respect to the proposed issuance of the Series 2002-B Asset Backed Notes, Class A-1, Class A-2, Class A-3a Floating Rate, Class A-3b Fixed Rate, Class A-4 and Class B, of Navistar Financial 2002-B Owner Trust

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                           CORPORATION
                                           (Registrant)

                                           /s/ Andrew J. Cederoth
                                           -------------------------------------
Dated:  November 1, 2002                   By:  Andrew J. Cederoth
                                           Its: Vice President and Treasurer

                                INDEX OF EXHIBITS

Exhibit No.   Exhibit

Exhibit 99 Series Term Sheet dated November 1, 2002 with respect to the proposed issuance of the Series 2002-B Asset Backed Notes, Class A-1, Class A-2, Class A-3a Floating Rate, Class A-3b Fixed Rate, Class A-4 and Class B, of Navistar Financial 2002-B Owner Trust